Exhibit 10.9

EXECUTION VERSION

PATENT LICENSE AGREEMENT

THIS PATENT LICENSE AGREEMENT (the “Agreement”) is made and entered into effective as of January 29, 2015 by and among:

Marathon Patent Group, Inc., a Nevada corporation having its principal place of business located at 11100 Santa Monica Blvd. Suite 380, Los Angeles, CA 90025 (the “Issuer”), the entities listed on Schedule I hereto (together with the Issuer, the “Licensor”); and

DBD Credit Funding LLC, an entity incorporated under the laws of Delaware having its principal place of business located at 1345 Avenue of the Americas, 46th Floor, New York, NY 10105 (“Licensee”).

Licensor and Licensee are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, reference is made to the Revenue Sharing and Securities Purchase Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Revenue Sharing and Securities Purchase Agreement”), by and among the Licensor, the Purchasers (including the Licensee) and the Licensee, acting as the Collateral Agent and the Security Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among the Grantors (as defined therein, including Licensor) and the Licensee, acting as the Collateral Agent;

WHEREAS, in consideration of the investments set forth in the Revenue Sharing and Securities Purchase Agreement, Licensor agreed to grant certain rights, including rights to license patents and patent applications, to the Licensee for the benefit of the Secured Parties; and

WHEREAS, Licensor is the owner of certain patents and patent applications identified in Schedule I(a) of the Revenue Sharing and Securities Purchase Agreement, which Schedule I(a) shall be an integral part of this Agreement; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the Parties hereto agree as follows:

1.	Definitions

In this Agreement, the following terms shall have the assigned meaning.  Capitalized terms used in this Agreement but not defined herein shall have the meaning given to them in the Revenue Sharing and Securities Purchase Agreement and/or the Security Agreement, as applicable.

“Licensed Patents” shall mean the Patents listed on Schedule I(a) of the Revenue Sharing and Securities Purchase Agreement.

2.	License

2.1
Subject to the terms and conditions herein and in the Revenue Sharing and Securities Purchase Agreement, Licensor hereby grants to Licensee a non-exclusive, transferrable, sub-licensable, divisible, irrevocable, fully paid-up, royalty-free, and worldwide license to the Licensed Patents, including, but not limited to, the rights to make, have made, market, use, sell, offer for sale, import, export and distribute the inventions disclosed in the Licensed Patents and otherwise exploit the Licensed Patents in any lawful manner in Licensee’s sole and absolute discretion solely for the benefit of the Secured Parties (“Patent License”), provided that Licensee shall only use the Patent License following acceleration of the Note Obligations.

2.2	If Licensee elects to grant any sublicense(s) pursuant to the Patent License in Section 2.1, Licensee shall provide written notice within fifteen days of entering into any sublicense agreement.

3.	Representations, Warranties and Acknowledgements

3.1	Each Party represents, warrants and covenant to the other that the execution, delivery and performance of this Agreement is within each Party's powers and has been duly authorized.

3.2	Licensor hereby represents, warrants and covenant that it is the sole and exclusive owner of all rights, title and interest in and to the Licensed Patents.

3.3
EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER PARTY MAKES ANY WARRANTIES OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING ANY WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE OR THAT ARISE BY COURSE OF DEALING OR BY REASON OF CUSTOM OR USAGE IN THE TRADE, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW.

3.4
Notwithstanding anything to the contrary in this Agreement, no Party shall be liable to the other or any third party for any indirect, incidental, exemplary, special, punitive or consequential damages (including with respect to lost revenue, lost profits or savings or business interruption) of any kind or nature whatsoever suffered by the other Party or any third party howsoever caused and regardless of the form or cause of action, even if such damages are foreseeable or such party has been advised of the possibility of such damages.

4.	Infringement

Upon request, Licensee shall notify Licensor of any infringement of the Licensed Patents by third parties of which Licensee become aware.  Licensor shall have the sole right, at its expense, to bring any action on account of any such infringement of the Licensed Patents, and Licensee shall reasonably cooperate with Licensor, as Licensor may request and at Licensor’s expense, in connection with any such action brought by Licensor.

5.	Termination

5.1
The Parties may terminate this Agreement at any time by mutual written agreement executed by both Parties provided that any sublicenses granted hereunder prior to the termination of this Agreement shall survive according to the respective terms and conditions of such sublicenses.

5.2
The Agreement shall end after the later of (x) the expiration of the last Licensed Patent to expire, (y) the date on which all statutes of limitations have fully run for bringing infringement claims under the Licensed Patents and (z) the termination of any sublicensing agreement by Licensee with regards to the Licensed Patents.  Breach(es), material or otherwise, of this Agreement by either Party or any other Person will not constitute grounds by which this Agreement may be terminated, provided that it shall terminate upon payment by Licensor in full of all obligations under the Revenue Sharing and Securities Purchase Agreement and the Notes thereunder.

6.	Survival

Any rights and obligations which by their nature survive and continue after any expiration or termination of this Agreement will survive and continue and will bind the Parties and their successors and assigns, until such rights are extinguished and obligations are fulfilled.

7.	Statement of Intent With Respect to Bankruptcy.

The Parties intend that the licenses granted under this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, 111 U.S.C. § 101, et seq. (“Bankruptcy Code”), licenses of rights to “intellectual property” as defined in the Bankruptcy Code.

8.	Assignment

Licensee and each of its sublicensees may, without the consent of Licensor, assign any or all of their rights and interests, and delegate any or all of their obligations without restriction.  The rights and obligations of the Parties hereto shall inure to the benefit of, and be binding and enforceable upon and by, the respective successors and assigns of the Parties.

9.	Entire Agreement and Construction

This Agreement along with the pertinent provisions of the Revenue Sharing and Securities Purchase Agreement and other Documents constitute the sole, final and entire understanding of the parties hereto concerning the subject matter hereof, and all prior understandings having been merged herein.  This Agreement cannot be modified or amended except by a writing signed by the Parties hereto.  The language used in this Agreement will be deemed to be the language chosen by the Parties hereto to express their mutual intent, and no rule of strict construction will be applied against any Party.

10.	Severability

The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.  If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

11.	Notices

All notices, requests, claims, demands, and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, or by overnight delivery service from a recognized carrier, to the respective Party as follows:

if to Licensor:

Marathon Patent Group, Inc.
11100 Santa Monica Blvd., Suite 380
Los Angeles, CA 90025
Attn: Chief Executive Officer
Tel: 800-804-1690
Email: doug@marathonpg.com

With a copy to:

Harvey J. Kesner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Phone: (212) 930-9700
Email: hkesner@srff.com

if to Licensee:

Yoni Shtein
Vice President
Intellectual Property Finance Group
Fortress Investment Group
One Market Plaza
Spear Tower, 42nd Floor
San Francisco, CA 94105
Phone: 415-284-7415
Email: yshtein@fortress.com
CC: jnoble@fortress.com

With a copy to:

Alyson Allen
Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, MA 02199-3600
Tel: 617-951-7483
Email: alyson.allen@ropesgray.com

or to such other address as the person to whom notice is given may have previously furnished to the other Party in writing in the manner set forth above.

12.	Governing Law; Jurisdiction; Venue

This Agreement, and all claims arising hereunder or relating hereto, shall be governed by and construed in accordance with the internal laws of the State of New York in the United States of America applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State that would result in the application of the laws of another jurisdiction.  In any action or proceeding between either of the Parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each of the Parties (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts residing in the State of New York and (b) agrees that all claims in respect of such action or proceeding must be heard and determined exclusively in the state or federal courts in the State of New York.  Each Party shall be entitled to seek injunctive or other equitable relief, without the posting of a bond, at any time (with or without delivering a demand notice) whenever the facts or circumstances would permit a Party to seek such equitable relief in a court of competent jurisdiction.

13.	Waiver

Except as otherwise provided herein, any failure of any Party to comply with any obligation, covenant, agreement, or condition herein may be waived by the Party entitled to the benefits thereof only by a written instrument signed by the Party granting such waiver; provided, however, that such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement, or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

14.	Counterparts

This Agreement may be executed in one or more counterparts, each of which will be an original and both of which will constitute together the same document.  Counterparts may be signed and delivered by facsimile or PDF file, each of which will be binding when received by the applicable Party.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

Licensor:

MARATHON PATENT GROUP, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

SAMPO IP, LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

RELAY IP, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

CYBERFONE SYSTEMS, LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

VANTAGE POINT TECHNOLOGY, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

[Signature Page to Patent License Agreement]

CRFD RESEARCH, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

E2E PROCESSING, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

LOOPBACK TECHNOLOGIES, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

LOOPBACK TECHNOLOGIES II, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

SIGNAL IP, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

HYBRID SEQUENCE IP, INC.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

[Signature Page to Patent License Agreement]

PME ACQUISITION LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

SOEMS ACQUISITION CORP.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

IP LIQUIDITY VENTURES ACQUISITION LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

IP LIQUIDITY VENTURES, LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

SARIF BIOMEDICAL ACQUISITION LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

SARIF BIOMEDICAL LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

[Signature Page to Patent License Agreement]

SELENE COMMUNICATION TECHNOLOGIES ACQUISITION LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

SELENE COMMUNICATION TECHNOLOGIES, LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

DA ACQUISITION LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

DYNAMIC ADVANCES, LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

CLOUDING CORP.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

TLI ACQUISITION CORP.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

[Signature Page to Patent License Agreement]

TLI COMMUNICATIONS LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

MEDTECH GROUP ACQUISITION CORP.

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: CEO

TLIF, LLC

/s/ Doug Croxall
__________________________________________
By:  Doug Croxall
Title: Manager

Licensee:

DBD CREDIT FUNDING LLC

/s/ Constantine M. Dakolias
__________________________________________
By:  Constantine M. Dakolias
Title: President

[Signature Page to Patent License Agreement]

SCHEDULE I

LIST OF GUARANTORS

The confidential portion has been so omitted and filed separately with the Securities and Exchange Commission (“SEC”).